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                                                                   Exhibit 10.15

                                           CUSTOMER REFERENCE: 00000001305680

DATE OF AMENDMENT: FEBRUARY 6, 2003        AMENDMENT TO LETTER OF CREDIT NO.:
                                           1S1305680
                                           DATE OF ISSUE: JANUARY 23, 2002

ISSUING BANK:                              APPLICANT:
FLEET NATIONAL BANK                        WATTS INDUSTRIES, INC.
C/O GLOBAL TRADE OPERATIONS                815 CHESTNUT ST,
1 FLEET WAY, MAIL STOP: PAEH0802SM         NORTH ANDOVER, MA 01845
SCRANTON PA 18507-1999


                                           BENEFICIARY:
                                           ACE PROPERTY AND CASUALTY INSURANCE
                                           COMPANY AND PACIFIC EMPLOYERS'
                                           INSURANCE COMPANY
                                           1601 CHESTNUT ST.
                                           PHILADELPHIA, PA. 19103-0000
                                           ATTN: COLLATERAL MANAGER

THE ABOVE MENTIONED CREDIT IS AMENDED AS FOLLOWS:

THE AMOUNT OF THIS CREDIT HAS BEEN INCREASED BY USD 7,258,550.00
THE AMOUNT OF THE CREDIT ISSUED NOW TOTALS USD 11,770,000.00


ALL CORRESPONDENCE INCLUDING PRESENTATIONS UNDER THIS LETTER OF CREDIT SHALL BE SENT TO FLEET NATIONAL BANK, ATTN: GLOBAL TRADE OPERATIONS DEPT., STANDBY UNIT, 1 FLEET WAY, SCRANTON, PA 18507.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

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                                      STANDBY LETTER OF CREDIT NO. 1S1305680
                                      DATE OF ISSUE:  JANUARY 23, 2002

ISSUING BANK:                         APPLICANT:
FLEET NATIONAL BANK                   WATTS INDUSTRIES, INC.
C/O GLOBAL TRADE OPERATIONS           815 CHESTNUT ST.
1 FLEET WAY, MAIL STOP: PAEH0802SM    NORTH ANDOVER, MA 01845
SCRANTON PA 18507-1999

                                      BENEFICIARY:
                                      ACE PROPERTY AND CASUALTY INSURANCE
                                      COMPANY AND PACIFIC EMPLOYERS'
                                      INSURANCE COMPANY
                                      1601 CHESTNUT ST.

                                             AND

                                      PHILADELPHIA, PA. 19103-0000
                                      ATTN: COLLATERAL MANAGER

                                      AMOUNT/CURRENCY:
                                      USD 4,511,450.00
                                      FOUR MILLION FIVE HUNDRED ELEVEN THOUSAND
                                      FOUR HUNDRED FIFTY AND 00/100'S US
                                      DOLLARS

                                      DATE AND PLACE OF EXPIRY:
                                      DECEMBER 31, 2002 AT OUR COUNTERS


GENTLEMEN:

BY ORDER OF OUR CLIENT, WATTS INDUSTRIES, INC., WE HEREBY ESTABLISH THIS IRREVOCABLE LETTER OF CREDIT NO. 1S1305680 IN YOUR FAVOR FOR AN AMOUNT UP TO BUT NOT EXCEEDING THE AGGREGATE SUM OF FOUR MILLION FIVE HUNDRED ELEVEN THOUSAND FOUR HUNDRED FIFTY AND 00/100 U.S. DOLLARS (U.S. $4,511,450.00), EFFECTIVE IMMEDIATELY, AND EXPIRING AT THE OFFICES OF THE BANK ON DECEMBER 31, 2002, UNLESS RENEWED AS HEREINAFTER PROVIDED.

THE TERM "BENEFICIARY" INCLUDES ANY SUCCESSOR BY OPERATION OF LAW OF THE NAMED BENEFICIARY INCLUDING, WITHOUT LIMITATION, ANY LIQUIDATOR, REHABILITATOR, RECEIVER OR CONSERVATOR.

FUNDS UNDER THIS LETTER OF CREDIT ARE AVAILABLE TO YOU AGAINST YOUR SIGHT DRAFT(S), DRAWN ON US, BEARING THE CLAUSE: "DRAWN UNDER CREDIT NO. 1S1305680".



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 THIS IS AN INTEGRAL PART OF LETTER OF CREDIT NUMBER: 1S1305680

THIS LETTER OF CREDIT WILL BE AUTOMATICALLY RENEWED FOR A ONE YEAR PERIOD UPON THE EXPIRATION DATE SET FORTH ABOVE AND UPON EACH ANNIVERSARY OF SUCH DATE, UNLESS AT LEAST SIXTY (60) DAYS PRIOR TO SUCH EXPIRATION DATE, OR PRIOR TO ANY ANNIVERSARY OF SUCH DATE, WE NOTIFY BOTH YOU AND YOUR CLIENT IN WRITING BY REGISTERED MAIL THAT WE ELECT NOT TO SO RENEW THIS LETTER OF CREDIT.

UPON RECEIPT BY YOU OF OUR NOTICE OF ELECTION NOT TO RENEW THIS LETTER OF CREDIT, YOU MAY DRAW HEREUNDER BY YOUR SIGHT DRAFT(S) DRAWN ON US AND BEARING THE CLAUSE: "DRAWN UNDER CREDIT NO. 1S1305680".

THIS LETTER OF CREDIT SETS FORTH IN FULL THE TERMS OF OUR UNDERTAKING. SUCH UNDERTAKING SHALL NOT IN ANY WAY BE MODIFIED, AMENDED OR AMPLIFIED BY REFERENCE TO ANY DOCUMENT OR INSTRUMENT REFERRED TO HEREIN OR IN WHICH THIS LETTER OF CREDIT IS REFERRED TO OR TO WHICH THIS LETTER OF CREDIT RELATES AND ANY SUCH REFERENCE SHALL NOT BE DEEMED TO INCORPORATE HEREIN BY REFERENCE ANY DOCUMENT OR INSTRUMENT.

ALL BANK CHARGES AND COMMISSIONS INCURRED IN THIS TRANSACTION ARE FOR THE APPLICANT'S ACCOUNT.

WE HEREBY AGREE WITH THE DRAWERS, ENDORSERS AND BONA FIDE HOLDERS OF DRAFTS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS CREDIT THAT SUCH DRAFTS WILL BE DULY HONORED UPON PRESENTATION TO THE DRAWEE. THE OBLIGATION OF FLEET NATIONAL BANK UNDER THIS LETTER OF CREDIT IS THE INDIVIDUAL OBLIGAITON OF FLEET NATIONAL BANK, AND IS IN NO WAY CONTINGENT UPON REIMBURSEMENT WITH RESPECT THERETO.

EXCEPT AS OTHERWISE EXPRESSLY STATED HEREIN, THIS CREDIT IS SUBJECT TO AND GOVERENED BY THE LAWS OF THE STATE OF NEW YORK AND THE 1993 REVISION OF THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS OF THE INTERNATIONAL CHAMBER OF COMMERCE (PUBLICATION 500) AND, IN THE EVENT OF ANY CONFLICT, THE LAWS OF THE STATE OF NEW YORK WILL CONTROL. IF THIS CREDIT EXPIRES DURING AN INTERRUPTION OF BUSINESS AS DESCRIBED IN ARTICLE 17 OF SAID I.C.C. PUBLICATION, WE AGREE TO EFFECT PAYMENT IF THIS CREDIT IS DRAWN AGAINST WITHIN 30 DAYS AFTER THE RESUMPTION OF BUSINESS.

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                      THIS DOCUMENT CONSISTS OF 2 PAGE(S).